Zazove Convertible Securities Fund, Inc.

Semi Annual Report
June 30, 1999
Unaudited

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

TABLE OF CONTENTS

Portfolio Manager's Remarks                      1

Historical Performance Summary                   2

Schedule of Investments		                   3

Balance Sheet			                   6

Statement of Operations		                   7

Statement of Changes in Shareholders' Capital	 8

Statement of Cash Flows					 9

Notes to Financial Statements				 10

This report has been prepared for the general information of shareholders in the Zazove Convertible Securities Fund, Inc.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
Portfolio Manager's Remarks


Dear Convertible Securities Fund Shareholder,

What a difference a year makes! We have written many letters during the past decade, often during periods like last fall when a market decline had caused concern among investors. It is a pleasure to write a brief letter during more favorable times.

Your patience and the discipline of our convertible strategy have been rewarded with a very successful first half of 1999. Our fund has returned more than 21% year to date and 42% since last October. These returns were driven by the improvement in a variety of factors, some of which were direct catalysts for last year's decline:

* A broad rally in small and medium-sized company stock prices

* Stabilization and recovery in many emerging market economies and securities markets

* A general improvement in high yield bond markets

The reversal of these factors has created a more positive backdrop for the convertible market and has allowed a partial recovery from the extremely oversold and undervalued conditions prevalent late last year. While the environment has improved, we continue to find terrific opportunities within the convertible market.

As we stated last year, market declines are both normal and expected; so too are periods of very high returns. The discipline of a long-term perspective is to consider both as extremes within the ordinary course of markets and not to extrapolate either. Both conditions do, however, create opportunities. Just as chaotic declines offer fertile ground for future returns, rising markets often provide the ability to advantageously reduce risk. A benefit of our convertible strategy is that it is specifically designed to anticipate and capture the opportunities created by market extremes in either direction, thereby providing attractive long-term returns with acceptable levels of risk.

Last fall we indicated our desire to improve the risk profile of our fund consistent with the structural changes in the convertible market. This year's market has allowed significant progress towards this goal, with improvements to the fund's diversification, liquidity and credit quality. This process will continue throughout the balance of the year, helping to insure risk control during any future market declines.

As always, we welcome your input and look forward to your questions, comments and suggestions.

Sincerely,

Gene T. Pretti
President and Portfolio Manager


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
Historical Performance Summary

                 Monthly   Quarterly      Year- To- Date
January, 1999    +5.17%                       +5.17%
February, 1999   -1.04%                       +4.07%
March, 1999      -0.81%      +3.23%           +3.23%
April, 1999      +8.08%                       +11.57%
May, 1999        +5.21%                       +17.39%
June, 1999       +3.25%      +17.41%          +21.20%

Returns are presented after all fees and expenses. Past results are not a guarantee of future performance.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments
As of June 30, 1999 (Unaudited)

                                      Principal     Market Value
CONVERTIBLE BONDS - 72.01%

APP Finance VII Mauritius *          $1,670,000       $1,248,325
3.500 % Due 04-30-03

APP Finance VII Mauritius *             450,000          336,375
3.500 % Due 04-30-03

Altos Hornos De Mexico ^                500,000          175,000
5.500 % Due 12-15-01

Amkor Technology, Inc.                  900,000          891,000
5.750 % Due 05-01-03


BankAtlantic Bancorp Inc.               770,000          881,650
6.750 % Due 07-01-06

BankAtlantic Bancorp Inc.               900,000          720,000
5.625 % Due 12-01-07

Boston Chicken Inc. ^                   170,000            8,925
7.750 % Due 05-01-04

Complete Management Inc.^               960,000           57,600
8.000 % Due 08-15-03

Conseco Inc.                          1,000,000        1,165,000
6.500 % Due 04-01-03

DRS Technologies Inc.                   140,000          168,896
9.000 % Due 10-01-03

Elan Corp.                            1,000,000        1,052,500
4.750 % Due 11-15-04

Finlayson Global (DBS Bank) *           400,000          632,000
0.000 % Due 02-19-04

Gener S.A.                            1,200,000        1,344,000
6.000 % Due 03-01-05

General DataComm Industries Inc.      1,000,000          690,000
7.750 % Due 09-30-02

Interpublic Group Co. Inc. *          1,200,000        1,101,000
1.870 % Due 06-01-06

Intevac Inc.                            500,000          312,500
6.500% Due 03-01-0

Inversiones y Representaciones S.A. *   200,000          225,000
4.500% Due 08-02-03

Jacor Communications Inc. +           1,700,000          954,125
0.000 % Due 02-09-18

NCS Healthcare Inc.                     700,000          318,500
5.750 % Due 08-15-04

Network Associates Inc.+              1,200,000          351,000
0.000 % Due 02-13-18

Schedule of Investments
As of June 30, 1999 (Unaudited)
                                      Principal     Market Value



News America Holdings +              $1,000,000         $731,250
0.000 % Due 03-11-13

North American Vaccine                  640,000          213,600
6.500% Due 05-01-03

Office Depot, Inc. +                  1,000,000          845,000
0.000 % Due 11-01-08

Paliburg Int'l (Regal Hotel) *        1,050,000          766,500
3.500 % Due 02-06-01

Personnel Group                       1,000,000          855,000
5.750 % Due 07-01-04

Phoenix Investment Partners Ltd.        414,500          476,675
6.000 % Due 11-01-15

Pier 1 Imports                        1,150,000        1,613,738
5.750 % Due 10-01-03

Solectron Corp. +                     1,500,000          871,875
0.000 % Due 01-27-19

SpaceHab Inc.                           250,000          181,250
8.000 % Due 10-15-07

Telefonos de Mexico                   1,000,000        1,035,000
4.250 % Due 06-15-04

Thermo Fibertek Inc. *                1,250,000        1,059,375
4.500 % Due 07-15-04

Tingyi Holding Corp. *                  250,000          182,500
1.625 % Due 07-17-02

Triarc Companies +                    7,000,000        1,758,750
0.000 % Due 02-09-18

U.S. Diagnostic Labs Inc.             1,505,000        1,068,550
9.000% Due 03-31-03

U.S. Diagnostic Labs Inc. *             630,000          447,300
6.500 % Due 06-30-01

World Airways, Inc.                   1,355,000          304,875
8.000 % Due 08-26-04

TOTAL CONVERTIBLE BONDS (Cost--$27,923,996)           25,044,634

                                       Shares       Market Value
CONVERTIBLE PREFERRED - 25.32%

BTI Capital Trust $3.25                30,000           $150,000
Fleetwood Capital Trust $3.00          27,500          1,134,375
Frontier Insurance $3.125              30,000          1,387,500
General Datacomm Industries $2.25      25,000            243,750

Schedule of Investments
As of June 30, 1999 (Unaudited)

                                       Shares       Market Value
Hybridon Inc. $6.50 (PIK)                  5,345         133,625
Lab Corp of America (Class B) PIK $4.250  18,022       1,044,150
Metromedia Int'l Group, Inc.$3.625        45,000       1,569,375
Newell Financial Trust 1 $2.625           11,500         645,438
Treev PIK $0.84                          163,800       1,617,525
Village Roadshow $3.25 *                   7,500         281,250
Walden Residential Prop (Class B) $2.29   24,400         599,325


TOTAL PREFERRED STOCKS (Cost--$10,252,022)             8,806,312

                                       Amount      Market Value
OTHER SECURITIES - .83%
Ascent Assurance, Inc.                 50,589            177,060
Treev Inc.                              5,519             19,144
Audiovox (3/15/01, 7.125 Strike)       16,800             87,763
Hybridon Class A Wts '03               29,671              5,563

TOTAL OTHER SECURITIES (Cost--$589,792)                  289,531

                                       Shares     Market Value
SHORT STOCK - (.45%)
Laboratory Corp of Amer Hldgs         (55,000)          (158,125)

TOTAL SHORT STOCK (Cost--($154,682))                   ( 158,125)

Other assets less liabilities - 2.29%                    798,138

SHAREHOLDERS' CAPITAL - - 100%                       $34,780,489

+  Nonincome producing.
* These securities are subject to contractual or legal restrictions on their resale. As of June 30, 1999 the value of these securities as a percentage of investment assets was 18.05 %.
^ Bond is currently in default on its previous coupon interest payment.

Percentages are taken as a percent of Shareholders' Capital as of June 30, 1999.

See accompanying notes which are an integral part of the financial
Statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
Balance Sheet
As of June 30, 1999 (Unaudited)

ASSETS:

Cash and cash equivalents                                 $764
Investments, at market value - cost $38,765,811     34,140,476
Receivables -
  Securities sold, not settled                       5,334,409
  Dividends                                             57,850
  Interest                                             335,711
Total Receivables                                    5,727,970
Total Assets                                        39,869,210

LIABILITIES & SHAREHOLDERS' CAPITAL:
Liabilities -
  Securities purchased, not settled                 $1,041,058
  Securities sold short - cost $(154,682)              158,125
  Margin account due to brokers                      3,865,783
  Accounting Payable                                    11,000
  Broker payable                                         7,839
  Other payables                                         4,917

Total liabilities                                    5,088,722

Shareholders' Capital                               34,780,489
Total Liabilities and Shareholders' Capital        $39,869,211


See accompanying notes which are an integral part of the financial
Statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
Statement of Operations
For the six months ended June 30, 1999
(Unaudited)


INVESTMENT INCOME
  Dividends                                           $483,492
  Interest                                             522,490
  Other                                                 30,427
    TOTAL INVESTMENT INCOME                          1,036,408

EXPENSES:
  Management fee                                       289,042
  Margin Interest                                       93,754
  Custodian fees                                         3,882
  Director fees                                          3,000
  Other fees - clearance fees; filing fees               3,694
  Organizational expense                                   601
  Accounting and legal expense                          14,079
  Restructuring expense                                 19,094
  Transfer agency fee                                   26,809

    TOTAL EXPENSE                                      453,956
    NET INVESTMENT INCOME                              582,452

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS:
   Net realized gain on investments                  5,924,436
   Net change in unrealized appreciation or
    depreciation of investments                       (354,835)
     NET GAIN ON INVESTMENTS                         5,569,601

NET INCREASE IN SHAREHOLDERS' CAPITAL
  RESULTING FROM OPERATIONS                         $6,152,053


See accompanying notes which are an integral part of the financial
Statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
Statement of Changes in Shareholders' Capital
For the six months ended June 30, 1999
(Unaudited)


OPERATIONS:
Net investment income                                 $582,452
Net realized gain on investments                     5,924,436
Net change in unrealized appreciation/
 depreciation of investments                          (354,835)

Net increase in partners' capital
 resulting from operations                           6,152,053

SHAREHOLDERS' CAPITAL TRANSACTIONS:
Contributions                                          283,673
Withdrawals                                         (2,702,823)
Net Contributions                                   (2,419,150)

Net increase in shareholders' capital                3,732,904


SHAREHOLDERS' CAPITAL

Beginning of period                                 31,047,585
End of period                                      $34,780,489


See accompanying notes which are an integral part of the financial
Statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
Statement of Cash Flows
For the six months ended June 30, 1999
(Unaudited)


Cash Flows from Operating Activities:
 Net increase in shareholders' capital from
  Operations                                        $6,152,053
 Adjustments to reconcile net decrease in
  shareholders' capital from operations to
  cash used in operations -
    Net change in unrealized gains/losses on
     Investments                                       354,835
    Net realized gain on investment                 (5,924,436)
    Increase in dividends receivable                    (1,254)
    Decrease in interest receivable                     18,090
    Decrease in due from shareholders                  334,179
    Decrease in prepaid restructuring expense            3,511
    Decrease in organizational expenditures                601
    Decrease in accounting payable                     (11,000)
    Increase in margin interest payable                  1,307
    Increase in payable for custody of assets            4,917
    Decrease in management fees payable                (54,384)
    Decrease in adviser payable                         (6,926)
    Decrease in due to shareholders                 (5,670,148)

    Cash received from -
      Sale of securities                            41,347,615
      Securities sold short                            154,682
      Securities sold in prior period,
       settled this period                           1,427,878
    Cash paid to-
      Purchase securities                          (38,333,036)
      Cover short sales
      Securities bought in prior period,
       settled this period
 Net cash used in operations                          (201,515)

Cash Flows from Financing Activities:
 Shareholder's contributions                           283,673
 Shareholder's withdrawals                          (2,702,823)
 Increase in margin account due to brokers           2,620,983
 Net cash provided by financing                        201,833

 Net increase in cash and cash equivalents                 319

Cash and Cash Equivalents, beginning of period             446
Cash and Cash Equivalents, end of period                  $764

See accompanying notes which are an integral part of the financial
Statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements
For the six months ended June 30, 1999
(Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES:

Zazove Convertible Securities Fund, Inc., a Maryland corporation
(the "Fund") is registered under the Investment Company Act of l940 as a non-diversified management investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States, although the Fund may invest abroad. Zazove Associates, LLC, is the Fund's Investment Advisor.

The following is a summary of significant accounting policies:

	Security Valuations

Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer by at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of Investment Advisor represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Investment Advisor with oversight of the Board of Directors.

	Cash and Cash Equivalents

Cash and cash equivalents include cash and money market investments.

	Other Policies

The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are generally determined on the first-in, first-out ("FIFO") cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.



Notes to Financial Statements
For the six months ended June 30, 1999
(Unaudited)


2. GOVERNING

The overall responsibility for the management and operation of the Fund is vested in the Directors. The Bylaws authorize the Board to be comprised of not less than five (5) or more than seven (7) directors. The Board consists of five directors: Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin III, Jack L. Hansen, and Peter
A. Lechman. Each of the three Director who are not affiliated with the Investment Advisor receive $2,000 annually for their service to the Fund.

Gene T. Pretti, President and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day to day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the Shareholders or the Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively in the Directors. There will not be any Shareholder vote unless required by the Investment Company Act.

3. SHARES:

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per Share on all corporate issues put to vote of the Shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Directors at the then net asset value per Share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding Shares at the then net asset value per Share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the Shareholders in advance of the offer.

The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.

In the case of the termination of the Fund, distributions to the Shareholders will be made in proportion to their respective Share ownership after the payment of all Fund creditors.

Notes to Financial Statements
For the six months ended June 30, 1999
(Unaudited)


4. MANAGEMENT ARRANGEMENTS

Zazove Associates, LLC has been engaged as the Fund's Investment A dviser pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor to the Fund, Zazove Associates, LLC will receive management fees per the following management fee schedule. Management fees are computed and paid on a monthly basis.


Annual Management Fee Rate    2.00%           1.50%           1.00%

Fund Capital            First $20,000,000  Capital in      Capital in
                        in capital         excess of       excess of
                                           $20,000,000     $70,000,000
                                           up to
                                           $70,000,000


5. EXPENSES:

The Fund bears all normal costs and expenses of its operations including: management fees, brokerage commissions; custody fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with offering Shares in the Fund. No portion of the Investment Advisors or its affiliate's general overhead costs will be allocated to the Fund.

6. INCOME TAXES:

The Fund intends to elect to be treated and to qualify each year as a "regulated investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not generally be liable for Federal income taxes to the extent earnings are distributed on a timely basis.

7. INVESTMENT TRANSACTIONS

For the six months ended June 30, 1999, purchases of investment securities (excluding short-term securities) were $38,333,036, and proceeds from sales of investment securities were $42,930,175. For federal income tax purposes, at June 30, 1999, the gross unrealized depreciation on investments was approximately $6,650,647, and the gross unrealized appreciation was approximately $2,021,869. The cost at June 30, 1999 of investments and short positions for federal income tax purposes was approximately $38,765,811 and ($154,682), respectively.

8. OFF BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are hedged positions and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible position.

Notes to Financial Statements
For the six months ended June 30, 1999
(Unaudited)


At June 30, 1999, the three largest industry concentrations were as follows (as a percentage of investment securities at market value):

Medical Diagnostic Services	  8.38%
Broadcasting, Radio, TV	        7.35%
Retail (Special Lines)		  7.17%

Since the Fund does not clear its own investment transactions, it has established an account with a third party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At June 30, 1999, the Fund owed the brokerage firm $3,865,783 for securities purchased on margin. The Fund held cash and cash equivalents of $764 and had a receivable from securities sold, but not settled of $5,334,409 which could be used to effectively offset this margin balance. The Fund pays interest on any margin balance which is calculated as the daily margin account balance times the broker's margin interest rate.

9. ORGANIZATION

The Fund initially acquired its portfolio pursuant to a merger whereby the Zazove Convertible Fund, L.P., a Delaware limited partnership was merged into the Fund on January 1, 1999.



DIRECTORS                           Andrew  J. Goodwin, III
                                    Jack L. Hansen
                                    Steven M. Kleiman
                                    Peter Lechman
                                    Gene T. Pretti

OFFICERS                            Gene T. Pretti
                                    Steven M. Kleiman

INVESTMENT ADVISOR                  Zazove Associates, LLC
                                    940 Southwood Blvd., Suite 200
                                    Incline Village, NV  89451

CUSTODIAN                           UMB Bank N.A.
                                    928 Grand Avenue
                                    Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS             Arthur Andersen, LLP
                                    33 W. Monroe Street
                                    Chicago, IL  60603

DIVIDEND-DISBURSING                 Sunstone Financial Group, Inc.
AND TRANSFER AGENT                  207 East Buffalo Street, Suite 400
                                    Milwaukee, WI  53202